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                                                                   EXHIBIT 10.38

(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                       FAIRCHILD SEMICONDUCTOR STOCK PLAN
                          DEFERRED STOCK UNIT AGREEMENT

PARTICIPANT: Robert Conrad     EMPLOYEE ID: D5496                 GLOBAL ID: ___

DATE OF GRANT: May 4, 2004

NUMBER OF DEFERRED STOCK UNITS GRANTED: 4,950

THIS AGREEMENT, effective as of the Date of Grant set forth above, is between Fairchild Semiconductor International, Inc., a Delaware corporation (the
"Company", "we", "our" or "us") and the Participant named above ("you" or "yours"), pursuant to the provisions of the Fairchild Semiconductor Stock Plan
(the "Plan") with respect to the number of Deferred Stock Units ("Units") specified above. Capitalized terms used and not defined in this Agreement shall have the meanings given to them in the Plan. This Agreement consists of this document, any related Settlement Election Form, and the Plan.

You and the Company agree as follows:

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
1. APPLICATION OF PLAN;    This Agreement and your rights under this Agreement
ADMINISTRATION             are subject to all the terms and conditions of the
                           Plan, as it may be amended from time to time, as well
                           as to such rules and regulations as the Committee may
                           adopt. It is expressly understood that the Committee
                           that administers the Plan is authorized to
                           administer, construe and make all determinations
                           necessary or appropriate to the administration of the
                           Plan and this Agreement, all of which shall be
                           binding upon you to the extent permitted by the Plan.
                           Any inconsistency between this Agreement and the Plan
                           shall be resolved in favor of the Plan.

2. VESTING                 The Units will vest (becoming "Vested Units") on the
                           following Vesting Dates if you are employed or in the
                           service of the Company or an Affiliate on those
                           dates:

                                                              Percentage Vested
                                                              (including portion
                                                               that vested the
                           Vesting Date                        preceding year)
                           ------------                       ------------------
                           1st Anniversary of Grant Date...           25%
                           2nd Anniversary of Grant Date...           50%
                           3rd Anniversary of Grant Date...           75%
                           4th Anniversary of Grant Date...          100%

3. RIGHTS AS STOCKHOLDER   You will not be entitled to any privileges of
                           ownership of the shares of Common Stock underlying
                           your Units (the "Shares") unless and until Shares are
                           actually delivered to you under this Agreement.

4. DIVIDENDS               You will be credited with additional Deferred Stock
                           Units having a value equal to declared dividends, if
                           any, with record dates that occur prior to the
                           settlement of any Units as if such Units had been
                           actual Shares, based on the Fair Market Value of a
                           Share on the applicable dividend payment date. Any
                           such additional Deferred Stock Units shall be
                           considered Units under this Agreement and shall also
                           be credited with additional Deferred Stock Units as
                           dividends, if any, are declared, and shall be subject
                           to the same restrictions and conditions as Units with
                           respect to which they were credited. Notwithstanding
                           the foregoing, no such additional Deferred Stock
                           Units will be credited with respect to any dividend
                           in connection with which Units are adjusted pursuant
                           to Section 3(c) of the Plan.

5. SETTLEMENT OF UNITS     (a)  Time of Settlement. Each Vested Unit will be
                                settled by the delivery of one Share to you or,
                                in the event of your death, to your designated
                                beneficiary, promptly following the date or
                                dates (any such date, the "Settlement Date") you
                                have elected on the attached Settlement Election
                                Form. You may change the Settlement Election
                                Date one time only, and only to a later date, as
                                provided in the Settlement Election Form.

                           (b) Termination Prior to Settlement Date. If your employment or service with the Company is terminated prior to any Settlement Date, your Units will be treated as specified in the Settlement Election Form.

                           (c) Forfeiture of Unvested Units. All Units that are not Vested Units at the time of termination will be forfeited effective as of the last Settlement
                                Date to occur under this Agreement.

6. TRANSFERABILITY         Your Units are not transferable, whether voluntarily
                           or involuntarily, by operation of law or otherwise,
                           except as provided in the Plan. Any assignment,
                           pledge, transfer, or other disposition, voluntary or
                           involuntary, of your Units made, or any attachment,
                           execution, garnishment, or lien issued against or
                           placed upon the Units, other than as so permitted,
                           shall be void.


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
7. TAXES                   (a)  Social Security and Medicare Taxes. You may be
                                subject to Social Security tax, and you will be
                                subject to Medicare tax on the date or dates
                                your Units become Vested Units under Section 2
                                above, based on the Fair Market Value of the
                                Shares underlying the Units that vest. The
                                Company will pay such taxes on your behalf,
                                including any income, Social Security and
                                Medicare taxes attributable to the Company's
                                payment of such taxes. Payments on your behalf
                                will be reflected in your compensation for
                                federal, state and local income tax purposes.

                           (b)  Income Taxes. You will be subject to U.S.
                                federal income tax on the Settlement Date, based on the Fair Market Value of Shares received in settlement of Vested Units. YOU WILL BE SOLELY
                                RESPONSIBLE FOR THE PAYMENT OF ALL SUCH INCOME
                                TAXES, AS WELL AS FOR ANY OTHER STATE, LOCAL OR
                                NON-U.S. TAXES THAT MAY BE RELATED TO YOUR
                                RECEIPT OF THE SHARES. Not later than 90 days before any scheduled Settlement Date, you must arrange with the Company for the timely payment of all withholding taxes the Company is obligated to collect from you and remit to U.S.
                                and other applicable tax authorities.

8. MISCELLANEOUS           (a)  This Agreement shall not confer upon you any
                                right to continue as an employee, or otherwise
                                in the service of, the Company or any Affiliate,
                                nor shall this Agreement interfere in any way
                                with the Company's or such Affiliate's right to
                                terminate your employment or service at any
                                time.

                           (b) Without limiting the generality of Section 1 above, with the approval of the Board, and subject to the terms of the Plan, the Committee may terminate, amend, or modify the Plan;
                                provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Agreement without your consent.

                           (c) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.

                           (d) To the extent not preempted by U.S. federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

9. SIGNATURES              By the signatures below, the Participant and the
                           authorized representative of the Company acknowledge
                           agreement to this Deferred Stock Unit Agreement as of
                           the Grant Date specified above.

                           PARTICIPANT:                FAIRCHILD SEMICONDUCTOR
                                                       INTERNATIONAL, INC.


                           /s/ Robert Conrad           /s/ Kirk P. Pond
                           -------------------------   -------------------------
                           ROBERT CONRAD               Kirk P. Pond
                                                       Chairman, President
                                                       and CEO

TO ACCEPT YOUR DSU GRANT:

          1.   Sign BOTH copies of this Deferred Stock Unit Agreement;

          2.   Sign the BOTH copies of the Settlement Election Form;

          3.   Retain one copy of each for your records;

          4. Return one copy of each in the enclosed envelope to the Human Resources Service Center, Mail Stop 35-1D, 82 Running Hill Road, South Portland, ME 04106 USA.

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(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                       FAIRCHILD SEMICONDUCTOR STOCK PLAN
                  DEFERRED STOCK UNIT SETTLEMENT ELECTION FORM

This Settlement Election Form relates to the following grant of Deferred Stock
Units:

PARTICIPANT: Robert J Conrad   EMPLOYEE ID: D5496           GLOBAL ID:

DATE OF GRANT: May 4, 2004

NUMBER OF DEFERRED STOCK UNITS GRANTED: 4,950

1. SETTLEMENT ELECTION           CHECK ONLY ONE OPTION:

                                 [ ]   SPECIFIED DATE. Subject to Sections 2 and
                                       3 below, I elect to have all Vested Units that I may hold under the Deferred Stock
                                       Unit Award Agreement to which this
                                       election relates settled by delivery of
                                       Shares to me on __________, which date is at least one year following the Grant
                                       Date of such Units. If the date specified occurs before the last scheduled Vesting
                                       Date under this grant, then Units that
                                       vest after such specified date will be
                                       settled promptly following any such
                                       subsequent Vesting Date(s).

                                 [X]   VESTING DATES. Subject to Sections 2 and
                                       3 below, I elect to have Vested Units
                                       that I may hold under the Deferred Stock
                                       Unit Award Agreement to which this
                                       election relates settled by delivery of
                                       Shares to me promptly following each date or dates on which vesting of Units occurs.

2. AUTOMATIC SETTLEMENT UPON     I hereby acknowledge and agree that (a) if my
TERMINATION                      employment is terminated for any reason other
                                 than Cause, Death or Disability, any Vested
                                 Units will be settled on the first anniversary
                                 of my termination date, (b) if my employment is
                                 terminated for Cause, all units will be
                                 immediately forfeited, and (c) if my employment
                                 is terminated for Death or Disability, any
                                 Vested Units will be settled following my
                                 termination date.

3. ONE-TIME CHANGE OF ELECTION   I understand that, once, but only once, I can
PERMITTED                        change my election to a later (but not earlier)
                                 Settlement Date than indicated in Section 1
                                 above by filing a new Settlement Election Form
                                 with the Company at any time on or before the
                                 day (the "Change Deadline Day") that falls one
                                 year before the earliest Settlement Date that
                                 would occur based on my election in Section 1.
                                 I understand that I cannot change my election
                                 after the Change Deadline Day, and that I
                                 cannot change my election more than once. If
                                 the Change Deadline Day falls on a day that is
                                 not a business day for the Company, then the
                                 last day to change the election in Section 1
                                 will be the first business day following the
                                 Change Deadline Day. Any new Settlement
                                 Election Form will revoke the previously filed
                                 Settlement Election Form, except that, if any
                                 Settlement Date purportedly elected on the new
                                 form falls within one year after the Change
                                 Deadline Day, then such new form will have no
                                 effect and the previously elected Settlement
                                 Date shall continue to apply.

4. SIGNATURE

                                 PARTICIPANT:              DATED AS OF:


                                 /s/ Robert Conrad         May 4, 2004
                                 -----------------------
                                 ROBERT CONRAD

TO ACCEPT YOUR DSU GRANT:

     1.   Sign BOTH copies of the Deferred Stock Unit Agreement;

     2.   Sign the BOTH copies of this Settlement Election Form;

     3.   Retain one copy of each for your records;

     4. Return one copy of each in the enclosed envelope to the Human Resources Service Center, Mail Stop 35-1D, 82 Running Hill Road, South Portland, ME 04106 USA.